     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2000


                                                             FILE NO. 2-71066
                                                             FILE NO. 811-2898
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 23                      /X/

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                Amendment No. 23                             /X/

                                 -------------

                         THE VALUE LINE CASH FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)


        /X/ on May 1, 2000 pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)

        / / 75 days after filing pursuant to paragraph (a)(2)


        / / on (date) pursuant to paragraph (a)(1)


        / / on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         THE VALUE LINE CASH FUND, INC.
                           A MONEY MARKET MUTUAL FUND


                        --------------------------------
                                   PROSPECTUS
                                  MAY 1, 2000
--------------------------------------------------------------------------------


                                     [LOGO]

                                                                         #513278

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

               FUND SUMMARY

                           What are the Fund's goals? PAGE 2

                           What are the Fund's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Fund? PAGE 2

                           How has the Fund performed? PAGE 3

                           What are the Fund's fees and expenses? PAGE 4

 HOW WE MANAGE THE FUND

  Our principal investment strategies PAGE 5

  The type of securities in which we invest PAGE 5

  The principal risks of investing in the Fund PAGE 6

                     WHO MANAGES THE FUND

                                     Investment Adviser PAGE 7

                                     Management fees PAGE 7

        ABOUT YOUR ACCOUNT

              How to buy shares PAGE 8

              How to sell shares PAGE 10

              Special services PAGE 12

              Dividends, distributions and taxes PAGE 13

                       FINANCIAL HIGHLIGHTS

                                         Financial Highlights PAGE 14

                    FUND SUMMARY
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?


                   The Fund is a money market mutual fund whose investment objective is to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. The Fund attempts to maintain a stable net asset value of $1.00 per share. Although the Fund will strive to achieve these goals, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

                   To achieve the Fund's goals, we invest in high quality, short-term U.S. dollar denominated money market instruments. The Fund does not invest for the purpose of seeking capital appreciation or gains and is managed to provide a stable net asset value of $1.00 per share. The Fund's average maturity of its holdings will not exceed 90 days and its yield will fluctuate with changes in short-term interest rates. Income on short-term securities tends to be lower than income on longer term debt securities so the Fund's yield will likely be lower than the yield on longer term fixed income funds.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                   Investing in any mutual fund involves risk. The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. There is also the risk that any of the Fund's holdings could have its credit rating downgraded, or the issuer could default, or that there could be a sharp rise in interest rates, causing the value of the Fund's securities to fall.

                   An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.

                   AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

HOW HAS THE FUND PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the Lipper Money Market Funds Average. The Fund's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1990  7.91%
1991  5.89%
1992  3.74%
1993  3.06%
1994  3.69%
1995  5.40%
1996  5.00%
1997  5.10%
1998  5.06%
1999  4.82%


                         BEST QUARTER:            Q1 1990       1.95%
                         WORST QUARTER:           Q1 1994       0.69%



                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99



                                                                      1 YEAR    5 YEARS    10 YEARS
                         --------------------------------------------------------------------------
                         VALUE LINE CASH FUND                        4.82%      5.07%      4.96%
                         --------------------------------------------------------------------------
                         LIPPER MONEY MARKET FUNDS AVERAGE           4.49%      4.95%      4.80%
                         --------------------------------------------------------------------------



                   The Fund's 7-day yield as of December 31, 1999 was 5.28%. The current 7-day yield may be obtained from the Fund by calling 800-243-2739.

WHAT ARE THE FUND'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         -----------------------------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A                   NONE
                         PERCENTAGE OF OFFERING PRICE
                         -----------------------------------------------------------------------------
                         MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF                 NONE
                         ORIGINAL PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS
                         LOWER
                         -----------------------------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
                         -----------------------------------------------------------------------------
                         REDEMPTION FEE                                                           NONE
                         -----------------------------------------------------------------------------
                         EXCHANGE FEE                                                             NONE
                         -----------------------------------------------------------------------------


                   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)




                         -------------------------------------------------------------------
                         MANAGEMENT FEES                                               0.40%
                         -------------------------------------------------------------------
                         DISTRIBUTION AND SERVICE (12B-1) FEES                         NONE
                         -------------------------------------------------------------------
                         OTHER EXPENSES                                                0.15%
                         -------------------------------------------------------------------
                         TOTAL ANNUAL FUND OPERATING EXPENSES                          0.55%
                         -------------------------------------------------------------------


                   EXAMPLE

                   This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------------------------------------------------------------------------------------------
                         VALUE LINE CASH FUND                               $56        $176       $307       $689
                         --------------------------------------------------------------------------------------------

                    HOW WE MANAGE THE FUND
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES

                   To reach its objective of seeking as high a level of current income as is consistent with preservation of capital and liquidity, the Fund invests in short-term money market securities meeting quality standards for money market funds under the Investment Company Act of 1940.

THE TYPE OF SECURITIES IN WHICH WE INVEST


                   The Fund invests only in short-term instruments. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund keeps the average maturity of its holdings to 90 days or less to reduce interest rate risks. The Fund invests at least 95% of its total assets in prime money market instruments, that is securities of issuers with one of the two highest credit ratings assigned by at least two established national rating organizations or by one rating organization if the security is rated by only one or, if unrated, the equivalent rating established by the Adviser. No more than 5% of the Fund's assets can be invested in securities that have not received the highest rating from two established national rating organizations. The following is a brief description of the types of short-term instruments in which the Fund may invest:


                   U.S. GOVERNMENT SECURITIES: includes U.S. Treasury bills, notes and bonds, which are direct obligations of the U.S. Treasury supported by the full faith and credit of the United States as well as securities issued by agencies and instrumentalities of the U.S. Government supported by the right of the issuer to borrow from the U.S. Treasury or supported only by the credit of the instrumentality.

                   BANK INSTRUMENTS: includes certificates of deposit and bankers' acceptances.

                   COMMERCIAL PAPER: refers to short-term unsecured promissory notes issued by corporations.


                   ASSET BACKED SECURITIES: refers to an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds which back these bonds and provides the interest and principal payments to investors.


                   CORPORATE OBLIGATIONS: includes other short-term corporate debt obligations.

                   REPURCHASE AGREEMENTS: refers to contracts to repurchase securities at a fixed price within a specified period of time, usually less than one week.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND


                   The chief risk that you assume when investing in the Fund is interest rate risk, the possibility that as interest rates rise the value of some fixed income securities may decrease. Other risks that you assume when investing in the Fund are market risk, credit risk and income risk. Market risk is the risk that the securities in a certain market will decline in value because of factors such as economic conditions. Credit risk is the risk that any of the Fund's holdings will have its credit rating downgraded or will default, thereby reducing the Fund's income level and share price. Income risk is the risk that the Fund's income may decline because of falling interest rates and other market conditions.

                    WHO MANAGES THE FUND
--------------------------------------------------------------------------------

                   The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.


                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                   For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.40% of the Fund's average daily net assets.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY SHARES

                    / / BY WIRE
                   If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your bank to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                    / / THROUGH A BROKER-DEALER
                   You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                    / / BY MAIL

                   Complete the Account Application and mail it with your check payable to NFDS, Agent, to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed Account Application or an appropriate retirement plan application if you are opening a retirement account, with your check. Third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.


                    / / MINIMUM/ADDITIONAL INVESTMENTS
                   Once you have completed an application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100.

                    / / TIME OF PURCHASE

                   Your price for Fund shares is the Fund's net asset value per share (NAV), which is generally calculated as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. The net asset value will normally remain fixed at $1.00 per share. Newly-purchased shares will begin to accrue dividends on the business day after the Fund receives Federal Funds from your purchase payment. A payment by check is normally converted to Federal Funds within one business day following receipt by the Fund. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order and to waive the initial and subsequent investment minimums at any time.

                   Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When authorized by the Fund, orders will be priced at the NAV next computed after receipt by the intermediary.

                    / / NET ASSET VALUE
                   We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share.

HOW TO SELL SHARES

                    / / BY MAIL

                   You can redeem your shares (sell them back to the Fund) by mail by writing to: Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public.
                   A signature guarantee helps protect against fraud.


                    / / BY TELEPHONE OR WIRE
                   You can sell $1,000 or more of your shares by telephone or wire, with the proceeds sent to your bank the next business day after we receive your request.

                    / / BY CHECK
                   You can sell $500 or more of your shares by writing a check payable to the order of any person.

                    / / THROUGH A BROKER-DEALER
                   You may sell your shares through a broker-dealer, who may charge a fee for this service.

                   The Fund has authorized certain brokers to accept purchase and redemption orders on behalf of the Fund. The Fund has also authorized these brokers to designate others to accept purchase and redemption orders on behalf of the Fund.

                   We treat any order to buy or sell shares that you place with one of these brokers, or anyone they have designated, as if you had placed it directly with the Fund. The shares that you buy or sell through brokers or anyone they have designated are priced at the next net asset value that is computed after they receive your order.


                   Among the brokers that have been authorized are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage

                   Services Corp. You should consult with your broker to determine if it has been authorized.


                    / / BY EXCHANGE
                   You can exchange all or part of your investment in the Fund for shares in other Value Line funds. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729.


                   When you send us a properly completed request to sell or exchange shares, you will receive the net asset value that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares. We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.


                   ACCOUNT MINIMUM
                   If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.

SPECIAL SERVICES

                   To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-223-0818.

                    / / Valu-Matic-Registered Trademark- allows you to make
                        regular monthly investments of $25 or more automatically from your checking account.

                    / / Through our Systematic Cash Withdrawal Plan you can
                        arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more.

                    / / You may buy shares in the Fund for your individual or
                        group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Fund earns interest daily on its investments and distributes the income daily. Any capital gains that it has realized are distributed annually. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares.

                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends or receive them in cash. Dividends paid by the Fund from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Fund is not expected to have long term capital gains, we do not expect any of the Fund's distributions or dividends to be taxable as long-term capital gains. You may be subject to state and local taxes on distributions.

                   We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you were paid during the prior year.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-223-0818.

                   FINANCIAL HIGHLIGHTS
                   -------------------------------------------------------------


                         ------------------------------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                              1999       1998       1997       1996        1995
                         ------------------------------------------------------------------------------------------
                         NET ASSET VALUE, BEGINNING OF
                         YEAR                                 $1.000     $1.000     $1.000     $1.000       $1.000
                         ------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT
                           OPERATIONS:
                             Net investment income              .048       .051       .051       .050         .054
                         ------------------------------------------------------------------------------------------
                           LESS DISTRIBUTIONS:
                             Dividends from net
                             investment income                 (.048)     (.051)     (.051)     (.050)       (.054)
                         ------------------------------------------------------------------------------------------
                         NET ASSET VALUE, END OF YEAR         $1.000     $1.000     $1.000     $1.000       $1.000
                         ------------------------------------------------------------------------------------------
                         TOTAL RETURN                           4.82%      5.06%      5.10%      5.00%       5.40%
                         RATIOS/SUPPLEMENTAL DATA:
                         Net assets, end of year
                         (in thousands)                     $364,899   $317,311   $303,094   $361,797   $  359,343
                         Ratio of expenses to average
                         net assets                              .55%(1)      .57%      .59%      .55%        .57%
                         Ratio of net income to average
                         net assets                             4.70%      4.93%      4.97%      4.86%       5.27%
                         ------------------------------------------------------------------------------------------



                    (1) Ratio reflects expenses grossed up for custody fees waived and reimbursement. The ratio of expenses to average net assets net of custody fees waived and reimbursement would have been .52%.

--------------------------------------------------------------------------------

FOR MORE INFORMATION


                   Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-223-0818. You may also obtain the prospectus at no cost from our Internet site at http://www.valueline.com.



                   Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.



                         INVESTMENT ADVISER                          SERVICE AGENT
                         Value Line, Inc.                            State Street Bank and Trust Company
                         220 East 42nd Street                        c/o NFDS
                         New York, NY 10017-5891                     P.O. Box 219729
                                                                     Kansas City, MO 64121-9729

                         CUSTODIAN                                   DISTRIBUTOR
                         State Street Bank and Trust Company         Value Line Securities, Inc.
                         225 Franklin Street                         220 East 42nd Street
                         Boston, MA 02110                            New York, NY 10017-5891


Value Line Securities, Inc.
220 East 42nd Street, New York, NY 10017-5891                File no. 811-2898

                         THE VALUE LINE CASH FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2000

-------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Value Line Cash Fund, Inc. dated May 1, 2000, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent accountants appearing in the Fund's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Fund upon request and without charge by calling 800-223-0818.


                                 --------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Description of the Fund and Its Investments and Risks.......  B-2
Management of the Fund......................................  B-5
Investment Advisory and Other Services......................  B-7
Brokerage Arrangements......................................  B-8
Capital Stock...............................................  B-8
Purchase, Redemption and Pricing of Shares..................  B-9
Taxes.......................................................  B-10
Determination of Yield......................................  B-11
Financial Statements........................................  B-11
Appendix....................................................  B-12

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

    HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified management investment company incorporated in Maryland in 1979. The Fund's investment adviser is Value Line, Inc. (the "Adviser").

    INVESTMENT STRATEGIES AND RISKS. The Fund's investment objective is to seek as high a level of current income as is consistent with preservation of capital and liquidity. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective cannot be changed without shareholder approval.

    The Fund invests only in short-term instruments (maturing or deemed by the Securities and Exchange Commission to mature in 397 days or less) and primarily invests in:

    (1)U.S. government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the U.S. government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

    (2)Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100 million and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) or (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

    (3)Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

    (4)Commercial paper issued by corporations maturing within 397 days from the day of purchase and rated Prime-2 or better by Moody's Investors Service, Inc. ("Moody's") or A-2 or better by Standard & Poor's Corporation ("Standard & Poor's"), or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by Standard & Poor's.


    (5)Asset backed securities in which an underlying pool of assets such as credit card or automobile trade receivables or corporate loans or bonds back these bonds and provide the interest and principal payments to investors.


    (6)Other debt instruments issued by corporations maturing within 397 days from the day of purchase and rated at least Aa by Moody's or AA by Standard & Poor's.

    See the Appendix for an explanation of the Value Line, Moody's and Standard & Poor's ratings.

    The Fund may also purchase variable or floating rate instruments with periodic demand features referred to as "liquidity puts."

    The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term Eligible Securities includes securities rated by the Requisite NRSROs in one of the two highest short-term rating categories (highest rating is "First Tier Securities") or securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.

    The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and unrated securities of comparable quality ("Second Tier Securities"). Futhermore, the Fund may not invest more than the greater of 1% of its total assets or $1 million in the Second Tier Securities of any one issuer.

    Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Fund to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

    The Adviser uses its best judgment in selecting investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions. Due to fluctuations in the interest rates, the market value of the securities in the portfolio may vary during the period of the shareholder's investment in the Fund. To minimize the effect of changing interest rates on the net asset value of its shares, the Fund intends to keep the average maturity of its holdings to 90 days or less.


    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The Fund has a fundamental policy that it will not enter into repurchase agreements which will not mature within seven days if any such investment, together with all other assets held by the Fund which are not readily marketable, amounts to more than 10% of its total assets.

    FUND POLICIES.


          (i)
            The Fund may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii)
            The Fund may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other extraordinary or emergency purposes or mortgage, pledge or hypothecate any assets except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

        (iii)
            The Fund may not engage in the underwriting of securities of other issuers.

         (iv)
            The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (v)
            The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

         (vi)
            The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

        (vii)
            The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities.

       (viii)
            The Fund may not purchase oil, gas, or other mineral exploration or development programs.

         (ix)
            The Fund may not purchase more than 10% of the outstanding debt securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)
            The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi)
            The Fund may not purchase securities for the purpose of exercising control over another company.

        (xii)
            The Fund may not invest in commodities or commodity contracts.

       (xiii)
            The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.


        (xiv)
            The primary investment objective of the Fund is to secure as high a level of current income as is consistent with maintaining liquidity and preserving of capital.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND

    The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. Set forth below is certain information regarding the Directors and Officers of the Fund.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE             POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------             ------------------      -----------------------------------------
*Jean Bernhard Buttner            Chairman of the         Chairman, President and Chief Executive
 Age 65                           Board of Directors      Officer of the Adviser and Value Line
                                  and President           Publishing, Inc. Chairman and President
                                                          of the Value Line Funds and Value Line
                                                          Securities, Inc. (the "Distributor");
                                                          Chairman and President of each of the 15
                                                          Value Line Funds.
 John W. Chandler                 Director                Consultant, Academic Search Consulta-
 2801 New Mexico Ave., N.W.                               tion Service, Inc. Trustee Emeritus and
 Washington, DC 20007                                     Chairman (1993-1994) of the Board of
 Age 76                                                   Directors of Duke University; President
                                                          Emeritus, Williams College.
 David H. Porter                  Director                Visiting Professor of Classics, Williams
 5 Birch Run Drive                                        College, since 1999; President Emeri-
 Saratoga Springs, NY 12866                               tus, Skidmore College since 1999 and
 Age 64                                                   President, 1987-1998; Director of
                                                          Adirondack Trust Company.
 Paul Craig Roberts               Director                Chairman, Institute for Political Econo-
 169 Pompano St.                                          my; Director, A. Schulman Inc. (plas-
 Panama City Beach,                                       tics).
 FL 32413
 Age 61
 Nancy-Beth Sheerr                Director                Former Chairman, Radcliffe College Board
 1409 Beaumont Drive                                      of Trustees.
 Gladwyne, PA 19035
 Age 50
 Charles Heebner                  Vice President          Senior Portfolio Manager with the
 Age 64                                                   Adviser.
 Bradley T. Brooks                Vice President          Portfolio Manager with the Adviser since
 Age 37                                                   1999; Securities Analyst with the Adviser
                                                          1997-1999; Fixed-Income Trader, HSBC
                                                          Securities, Inc., 1989-1994.

NAME, ADDRESS AND AGE             POSITION WITH FUND      PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------             ------------------      -----------------------------------------
 David T. Henigson                Vice President,         Director, Vice President and Compliance
 Age 42                           Secretary and           Officer of the Adviser. Director and Vice
                                  Treasurer               President of the Distributor. Vice Presi-
                                                          dent, Secretary and Treasurer of each of
                                                          the 15 Value Line Funds.


--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Directors of the Fund are also directors/trustees of 11 other Value Line Funds.


    The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended December 31, 1999. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.



                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1999



                                                                                      TOTAL
                                                      PENSION OR      ESTIMATED    COMPENSATION
                                                      RETIREMENT        ANNUAL      FROM FUND
                                     AGGREGATE         BENEFITS        BENEFITS      AND FUND
                                    COMPENSATION   ACCRUED AS PART       UPON        COMPLEX
NAME OF PERSONS                      FROM FUND     OF FUND EXPENSES   RETIREMENT    (12 FUNDS)
---------------                     ------------   ----------------   ----------   ------------
Jean B. Buttner                        $  -0-              N/A             N/A       $   -0-
John W. Chandler                        2,968              N/A             N/A        35,620
David H. Porter                         2,968              N/A             N/A        35,620
Paul Craig Roberts                      2,968              N/A             N/A        35,620
Nancy-Beth Sheerr                       2,968              N/A             N/A        35,620



    As of March 31, 2000, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund other than the Adviser and its affiliates, which owned an aggregate of 51,783,660 shares of record or approximately 14.8%. In addition, Jean B. Buttner, Chairman and President of the Fund, owned 11,184,925 shares (or approximately 3.2%); other officers and directors of the Fund as a group owned less than 1% of the outstanding shares and First Union National Bank as Trustee of the Value Line, Inc. Profit Sharing and Savings Plan owned 12,001,753 shares or approximately 3.4%.

                     INVESTMENT ADVISORY AND OTHER SERVICES


    The Fund's investment adviser is Value Line, Inc. (the "Adviser").
Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 84% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.



    The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee payable monthly at an annual rate of 0.40% of the Fund's average daily net assets during the year. During 1997, 1998 and 1999, the Fund paid or accrued to the Adviser advisory fees of $1,298,567, $1,284,721 and $1,395,661 respectively.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.

    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.


    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

    The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds.
Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9(th) Street, Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent accountants and also performs certain tax preparation services.

                             BROKERAGE ARRANGEMENTS

    Since it is expected that most purchases made by the Fund will be principal transactions at net prices, the Fund will incur little or no brokerage costs. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and asked prices. The Fund's policy is to seek prompt execution at the most favorable prices. Transactions may be directed to dealers in return for special research and statistical information, as well as for services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by the Adviser from dealers effecting portfolio transactions. While any such research services may allow the Adviser to supplement its own research staffs of other securities firms, the Adviser has advised the Fund that, in its opinion, the receipt of such research services from others will not reduce its over-all expenses.

    Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes will be zero.

                                 CAPITAL STOCK

    Each share of the Fund's common stock, $.10 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-223-0818.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if one of those days falls on a Saturday or Sunday, respectively. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares and adjusting the result to the nearest full cent per share. The securities held by the Fund are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

                                     TAXES

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund so qualified during the Fund's last fiscal year. By so qualifying, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    All distributions, whether received in shares or cash, must be reported by each shareholder on his Federal income tax return. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a 31% Federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital-gains distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state and local taxes to an investment in the Fund.

                             DETERMINATION OF YIELD

    The Fund will make available on each business day a "yield quotation", which is a computation of the yield on its portfolio. The yield is calculated by determining the net change in the value of a hypothetical preexisting account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund may also calculate an effective annualized yield quotation computed on a compound basis by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1.

    Current yield will fluctuate from time to time and is not necessarily representative of future results. Current yield information may be useful in reviewing the Fund's performance, but because current yield will fluctuate such information may not provide a basis for comparison with bank deposits, or other investments which pay a fixed yield for a stated period of time. The kind and quality of the instruments in the Fund's portfolio, its portfolio maturity, and its operating expenses affect the current yield of the Fund. An investor's principal is not guaranteed by the Fund.

    Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


    On occasion, the Fund may compare its yield to relevant indices, including U.S., domestic and international taxable bond indices and data from Lipper Analytical Services, Inc. or Standard & Poor's indices. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors. As with yield quotations, yield comparisons should not be considered as representative of the Fund's yields for any future period. For the seven-day period ended December 31, 1999, the yield for the Fund was 5.28%.


                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended December 31, 1999, including the financial highlights for each of the five fiscal years in the period ended December 31, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                                    APPENDIX

DESCRIPTION OF SHORT-TERM INSTRUMENTS

    The types of instruments that form the major part of the Fund's investments are described below:

    U.S. GOVERNMENT AGENCY SECURITIES: Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of federal programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding debt securities.

    U.S. TREASURY BILLS: U.S. Treasury bills are issued with maturities of any period up to one year. Three-month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are sold on a discount basis; the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

    CERTIFICATES OF DEPOSIT: A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.

    COMMERCIAL PAPER: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

    BANKERS' ACCEPTANCES: A bankers' acceptance generally arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

    A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime are further referred by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuers; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

    Commercial paper rated A by Standard & Poor's corporation ("S&P") has the following characteristics as determined by S&P: Liquidity ratios are better than the industry average. Long-term senior debt rating is A or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred by use of numbers 1+, 1, 2 and 3 to denote relative strength within the highest classification.

DESCRIPTION OF CORPORATE BOND RATINGS

    Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    Bonds rated AA by S&P are judged by S&P to be high-grade obligations, and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. Here, as with AAA bonds, prices move with the long-term money market.

DESCRIPTION OF VALUE LINE FINANCIAL STRENGTH RATINGS

    A Value Line Financial Strength rating of A++, A+ or A indicates that the company is within the financially strongest one-third among approximately 1,700 companies followed by The Value Line Investment Survey. The ratings are based upon computer analysis of a number of key variables that determine
(a) financial leverage, (b) business risk and (c) company size plus the judgment of senior analysts regarding factors that cannot be quantified across-the-board for all stock. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio", accounting methods, variability of return, quality of fixed charge coverage, stock price stability, and company size.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS.


    (a) Articles of Incorporation, as amended.*



    (b) By-laws.*



    (c) Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22.



    (d) Investment Advisory Agreement.*



    (e) Distributor's Agreement.*


    (f)  Not applicable.


    (g) Custodian Agreement, as amended.*


    (h) Not applicable.


    (i)  Legal Opinion.*


    (j)  Consent of independent accountants.

    (k) Not applicable.

    (l)  Not applicable.

    (m) Not applicable.


    (p) Code of Ethics.


------------------------


*Filed as an exhibit to Post-Effective Amendment No. 83 and incorporated herein by reference.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None

ITEM 25.  INDEMNIFICATION.


    Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 22.


ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Executive
                        President and Chief Executive   Officer of Arnold Bernhard & Co., Inc. and
                        Officer                         Chairman of the Value Line Funds and the
                                                        Distributor
Samuel Eisenstadt       Senior Vice President and       -------------------------------------------
                        Director

David T. Henigson       Vice President, Treasurer and   Vice President and a Director of Arnold
                        Director                        Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary and   Vice President, Secretary, Treasurer and a
                        Director                        Director of Arnold Bernhard & Co., Inc.

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Harold Bernard, Jr.     Director                        Attorney-at-law; Retired Administrative Law
                                                        Judge

W. Scott Thomas         Director                        Partner, Brobeck, Phleger & Harrison,
                                                        attorneys, One Market Plaza, San Francisco,
                                                        CA 94105

Linda S. Wilson         Director                        President Emerita, Radcliffe College,
                                                        Senior Lecturer, Harvard Graduate School of
                                                        Education, Cambridge, MA 02138


ITEM 27.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                             (2)
                         POSITION AND            (3)
         (1)               OFFICES          POSITION AND
 NAME AND PRINCIPAL    WITH VALUE LINE      OFFICES WITH
  BUSINESS ADDRESS     SECURITIES, INC.      REGISTRANT
  ----------------     ----------------      ----------
Jean Bernhard Buttner  Chairman of the    Chairman of the
                       Board              Board and
                                          President

David T. Henigson      Vice President,    Vice President,
                       Secretary,         Secretary and
                       Treasurer and      Treasurer
                       Director

Stephen LaRosa         Asst. Vice         Asst. Treasurer
                       President

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)


          State Street Bank and Trust Company
        c/o NFDS
        P.O. Box 219729
        Kansas City, MO 64121-9729
        For records pursuant to Rule 31a-1(b)(2)(iv)

          State Street Bank and Trust Company
225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 29.  MANAGEMENT SERVICES.

    None.

ITEM 30.  UNDERTAKINGS.

    None.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 23 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 11, 2000 relating to the financial statements and financial highlights which appear in the December 31, 1999 Annual Report to Shareholders of The Value Line Cash Fund, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and other Services" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 24, 2000

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2000.


                                          THE VALUE LINE CASH FUND, INC.

                                          By:     /s/ DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                   SIGNATURES                             TITLE                      DATE
                   ----------                             -----                      ----
                *JEAN B. BUTTNER              Chairman and Director;              April 24, 2000
                (JEAN B. BUTTNER)               President; Principal
                                                Executive Officer

                *JOHN W. CHANDLER             Director                            April 24, 2000
               (JOHN W. CHANDLER)

                *DAVID H. PORTER              Director                            April 24, 2000
                (DAVID H. PORTER)

               *PAUL CRAIG ROBERTS            Director                            April 24, 2000
              (PAUL CRAIG ROBERTS)

               *NANCY-BETH SHEERR             Director                            April 24, 2000
               (NANCY-BETH SHEERR)

              /s/ DAVID T. HENIGSON           Treasurer; Principal Financial      April 24, 2000
     .......................................    and Accounting Officer
               (DAVID T. HENIGSON)


*By       /s/ DAVID T. HENIGSON
   ...................................

           (DAVID T. HENIGSON,
            ATTORNEY-IN-FACT)